Exhibit 99.1

                  CERTIFICATION BY PRINCIPAL EXECUTIVE OFFICER

         I, Barry Tenzer, the principal executive officer of Associated Automotive Group Incorporated, a Florida corporation (the "Registrant"), certify that:

         1. I have reviewed this quarterly report on Form 10-QSB for the period ended September 30, 2002, of the Registrant (the "Report").

         2. Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report.

         3. Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in the Report.

         4. The Registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Registrant and we have:

                  a) designed such disclosure controls and procedures to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the Report is being prepared.

                  b) evaluated the effectiveness of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of the Report (the "Evaluation Date"); and

                  c) presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

         5. The Registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the Registrant's auditors and the Audit Committee of the Registrant's Board of Directors:

                  a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Registrant's ability to record, process, summarize and report financial data and have identified for the Registrant's auditors any material weaknesses in internal controls; and

                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control.

         6. The Registrant's other certifying officers and I have indicated in the Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                                            /s/Barry Tenzer
                                            ---------------
                                            Name: Barry Tenzer
                                            Title: Principal Executive Officer
                                            Dated: November 18, 2002

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Barry Tenzer, Chief Executive Officer (principal executive officer) of Associated Automotive Group Incorporated (the "Registrant"), certify to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended September 30, 2002 (the "Report") of the Registrant, that:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                    By:/s/ Barry Tenzer
                                                       -------------------------
                                                       Barry Tenzer
                                                       Date: November 18, 2002
































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